Note 6 - Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of detailed information about financial instruments [text block]

Note 6. Financial Instruments and Risk Management

Financial Risk Management and Risk Management Framework

In terms of financial risks, the Company has exposure to liquidity risk and market risk comprising foreign exchange risk. This note presents information about the Company’s exposure to each of the above risks together with the Company’s objectives, policies and processes for measuring and managing risks. The Company’s Board of Directors monitors each of these risks on a regular basis and implements policies as and when they are required. Details of the current risk management policies are provided below.

Liquidity Risk

As of the date of the consolidated financial statements the Company, based on the Company’s current financial position, available funding, and projected cash flows, Management and the Board is confident that the Company will have sufficient funds available to finance operations into the second half of 2027. Additionally, refer to Note 2 for further discussion of the Company’s liquidity.

The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation.

The following are the contractual undiscounted outflows associated with the Company’s financial liabilities in the current and prior year:

	December 31, 2025
	(USD in thousands)
	Carrying amount	Contractual cash flows	< 1 year	1– 5 years	>5 years	Total
		(USD in thousands)
Borrowings	$5,537	$6,565	$381	$6,184	$—	$6,565
Lease payables	1,967	2,495	374	1,571	550	2,495
Trade payables	2,186	2,186	2,186	—	—	2,186
Provisions	158	158	—	—	158	158
Other payables	129	129	129	—	—	129
Total	$9,977	$11,533	$3,070	$7,755	$708	$11,533

	December 31, 2024
	(USD in thousands)
	Carrying amount	Contractual cash flows	< 1 year	1– 5 years	>5 years	Total
		(USD in thousands)
Borrowings	$8,167	$10,559	$385	$10,174	$—	$10,559
Lease payables	1,934	2,544	325	1,370	849	2,544
Trade payables	2,968	2,968	2,968	—	—	2,968
Provisions	141	141	—	—	141	141
Other payables	67	67	67	—	—	67
Total	$13,277	$16,279	$3,745	$11,544	$990	$16,279

The financial liabilities include estimated or contractual interest rate payments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The type of market risk that impacts the Company is currency risk. The Company does not currently have any loans or holdings that have a variable interest rate. Accordingly, the Company is not exposed to material interest rate risk.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The primary exposure derives from the Company’s operating expenses paid in foreign currencies, mainly USD and Australian dollars. This exposure is known as transaction exposure. Any reasonable or likely movements in foreign exchange rates would not have a material impact on the Company’s operating results. The Company’s policy for managing foreign currency risks is to convert cash received from financing activities to currencies consistent with the Company’s expected cash outflows.

Credit Risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument, leading to a financial loss for the Company. The Company’s exposure to credit risk is limited to deposits with banks with high credit ratings. Accordingly, the Company does not have material credit risk and no provision for credit risk is recognized.

Capital Management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company raises capital from the issue of equity, grants or borrowings. On a regular basis, management receives financial and operational performance reports that enable management to assess the adequacy of resources on hand and the Company’s liquidity position to determine future financing needs. For further information on financing needs refer to Note 2.

Fair Values

Financial instruments measured at fair value in the consolidated statements of financial position are grouped into three levels of fair value hierarchy. This grouping is determined based on the lowest level of significant inputs used in fair value measurement, as follows:

1.	Level 1 – quoted prices in active markets for identical assets or liabilities.

2.	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the instrument, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

3.	Level 3 – inputs for instruments that are not based on observable market data (unobservable inputs).

The following table summarizes the Company’s financial liabilities, and the category using the fair value hierarchy. Note, the Company did not have any financial assets measured at fair value on a recurring basis, as of December 31, 2025, and 2024.

	Years Ended December 31, 2025
	Level 1	Level 2	Level 3
	(USD in thousands)
Financial liabilities at fair value
2025 Investor Warrants	$—	$—	$287
Total financial liabilities measured at fair value by level	$—	$—	$287

	Years Ended December 31, 2025
	Level 1	Level 2	Level 3
	(USD in thousands)
Financial liabilities measured at amortized cost
EIB Loan	$—	$—	$4,800
Loan from lessor	—	—	737
Total financial liabilities measured at amortized cost by level	$—	$—	$5,536

	Years Ended December 31, 2024
	Level 1	Level 2	Level 3
	(USD in thousands)
Financial liabilities measured at amortized cost
EIB Loan	$—	$—	$8,143
Loan from lessor	—	—	815
Total financial liabilities measured at amortized cost by level	$—	$—	$8,958

2024 and 2025 Investor Warrants

As part of the February 2024 Offering, the Company issued warrants to two investors with an exercise price based on the traded price prevailing as of the issue date. As set out in IAS 32, the warrants were classified as derivative financial instruments due to the exercise price being denominated in a currency other than the Company’s functional currency, and therefore the fixed for fixed criteria was not met. As such, the warrants were deemed derivative liabilities at issuance, and the liabilities were measured and remeasured at their fair value.

As announced on May 23, 2024, and on June 21, 2024, the Company entered into an amendment to each of its 2023 SPA Warrants and 2024 Investor Warrants. The amendments convert the exercise price per ADS for the 2023 SPA Warrants from $7.07 to DKK 47.99 and for the 2024 Investor Warrants from $4.00 to DKK 27.52, subject to adjustment (not taking into account the ADS Ratio change). As the awards are no longer settled in foreign currency, the warrants now meet the fixed for fixed criteria under IAS 32. This resulted in a change of classification of the awards from liability classification to equity classification. Due to the classification change, the derivative liability was reclassified to other reserves at the time of the amendment.

In connection with the January 2025 public offering, the Company issued warrants to purchase 3,997,361 ADSs, representing 199,868,050 ordinary shares. The 2025 Investor Warrants vested immediately upon issuance, have an exercise price of $2.71 per ADS, and expires five years from the issuance date. Under IAS 32 the Company concluded that the 2025 Investor Warrants could not be classified as equity and should be accounted for as derivative financial instruments because their exercise price was denominated in USD rather than in the Company’s functional currency, DKK. The fair value of the 2025 Investor Warrants were determined using a Black-Scholes valuation model, which included the following significant unobservable inputs:

	Years Ended December 31,
	2025	2024
Exercise price	$0.05	—
Remaining contractual term (in years)	2.04	—
Expected share price volatility	85%	—
Risk-free interest rate	3.47%	—
Expected dividends	—	—

As announced on May 17, 2025, the Company entered into an amendment to its 2025 Investor Warrants, with approximately 50% of the participating investors. The amendments convert the exercise price per ADS for the 2025 Investor Warrants from $2.71 to DKK 19.15 on average. As the converted awards are no longer settled in foreign currency, the converted warrants now meet the fixed for fixed criteria under IAS 32. This resulted in a change of classification of the awards from liability classification to equity classification. Due to the classification change, the converted portion of the derivative liability was reclassified to other reserved at the time of the amendment.

The following table sets forth the changes to the Company’s derivative liability related to the 2025 Investor Warrants:

Total Derivative Liability
(USD in thousands)
Carrying amount at January 1, 2025	$—
Initial recognition of derivative liability	3,929
Remeasurement of derivative liability	1,336
Exercise in period	(4,189)
Reclassification of derivative liability	(789)
Carrying amount at December 31, 2025	$287

The initial recognition and the reclassification are offset against other reserves. The net amount from derivative liabilities recorded as a non-cash adjustment to share premium amounts to $1.2 million and constitutes the difference between initial recognition $3.9 million, the balance of the amended awards of $0.8 million, amortization of the day one loss of the amended warrants and exercised warrants of $0.2 million, and exercised warrants in the period of $4.2 million.

EIB Warrants

The Company received the proceeds from the draw of the first tranche of the EIB Loan on February 17, 2022. In connection therewith, EIB received 351,036 EIB Warrants, at an exercise price of DKK 1 per warrant, which vested immediately, pursuant to the terms of a separate warrant agreement, the EIB Warrant Agreement. On October 3, 2024, the Company increased the number of shares issuable from the exercise of the EIB Warrants by 22,091 to 373,127 as an adjustment related to capital issuances that occurred during the year. The EIB Warrants are exercisable at any time after issuance either net in cash or through payment of the exercise price and receipt of shares. Therefore, the warrant liability is recognized in full upon issuance.

The Company issued warrants in connection with the EIB Loan Agreement. The EIB Warrants liability is measured in full upon issuance. The liability is measured initially at its fair value and is subsequently remeasured at the redemption amount. The liability is classified in Level 1 of the fair value hierarchy. The fair value of the warrants issued to EIB is currently lower than the exercise price and for that reason no liability is presented.

The following table sets forth the changes to the Company’s EIB Warrant liability:

Warrant Liability
(USD in thousands)
Carrying amount at December 31, 2023	$190
Remeasurement of warrant liability	(190)
Foreign currency translation	—
Carrying amount at December 31, 2024	$—
Remeasurement of warrant liability	—
Foreign currency translation	—
Carrying amount at December 31, 2025	$—